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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 19, 2001 mobile mini, inc.
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             (Exact name of registrant as specified in its charter)



Delaware                               1-12804                    86-0748362
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)


7420  South Kyrene Road, Suite 101
Tempe, Arizona                                                             85283
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(Address of principal executive offices)                              (Zip Code)



                                 (480) 894-6311
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                         (Registrant's telephone number)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On March 19, 2001, Mobile Mini, Inc. issued the following release:

"MOBILE MINI PROVIDES FIRST AND SECOND QUARTER GUIDANCE: REVENUE AND EPS EXPECTED TO MEET CONSENSUS ESTIMATES.

TEMPE, ARIZONA, March 19, 2001 - Mobile Mini, Inc. (Nasdaq National Market:
MINI) today provided guidance concerning first and second quarter revenue and EPS. The Company anticipates that first quarter revenue will meet analysts' consensus estimates. The Company's outlook for total revenue in the first quarter is between $24.4 million and $24.8 million, and the Company expects that leasing revenue will be between $21.1 million and $21.3 million for the first quarter. The Company's expectation that leasing revenue will comprise the dominant part of total revenues reflects the Company's continued focus on its storage unit leasing business. The Company reported that, from the beginning of the first quarter through March 16th, the number of units on lease has been running slightly ahead of what management had expected. The Company announced that it anticipates that first quarter EPS would meet the analysts' consensus estimate of $0.26.

Mobile Mini also announced that the Company is comfortable with current analysts' consensus estimates of second quarter total revenue of $27.4 million and second quarter EPS in the range of $0.31 to $0.32 per share.

Mobile Mini, Inc. is the nation's leading provider of portable storage solutions through its fleet of over 57,000 portable storage units and portable offices. The Company currently has 30 branches and operates in 16 states.

CONTACT:                  or                INVESTOR RELATIONS CONTACT
Larry Trachtenberg                          The Equity Group, Inc.
Chief Financial Officer                     Linda Latman
Mobile Mini, Inc.                           (212) 836-9609
(480) 894-6311


This release contains projections and other forward-looking statements regarding future events or future financial performance of the company. Readers are cautioned that forward-looking statements are only predictions and involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. Mobile Mini's results of operations during any period are not necessarily indicative of its operating results for the full fiscal year of any future period."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MOBILE MINI, INC.




Date: March 19, 2001                                 By: /s/ Deborah K. Keeley
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                                                           Deborah K. Keeley,
                                                           Vice President




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